UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

GREY CLOAK TECH INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-202542 (Commission File Number)	47-2594704 (I.R.S. Employer Identification No.)

10300 W. Charleston Las Vegas, NV 89135 (Address of principal executive offices) (zip code)

(702) 201-6450 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on January 3, 2018, our Articles of Incorporation were amended to increase our authorized common stock from 500,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

The increase in authorized common stock was unanimously approved by our Board of Directors on November 3, 2017, and by a majority of our outstanding shares of common stock at a special shareholder meeting held on December 29, 2017.

As of November 8, 2017 (the “Record Date”) there were 146,674,359 shares of common stock outstanding and as of January 3, 2018, there were 229,829,116 shares of common stock outstanding. As of the Record Date and January 3, 2018, there were 1,333,334 shares of Series A Convertible Preferred Stock (“Preferred Stock”) outstanding.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held a Special Meeting of Shareholders on December 29, 2017, in Salt Lake City, Utah. Common stockholders as of the Record Date were entitled to one vote per share. Preferred Stockholders as of the Record Date were entitled to a number of votes per share equal to the number of shares of common stock to which the holders thereof would be entitled if they converted their shares of Preferred Stock as of the Record Date. Each share of Preferred Stock is convertible into the number of shares of common stock equal to 0.00006% of the outstanding common stock of the Company upon conversion. Therefore, the Preferred Stockholders were entitled to 586,698,913 votes, or 80% of the vote in the aggregate. There were shareholders of both common stock and Preferred Stock representing 563,200,672 votes present at the meeting, either in person or by proxy, which represented approximately 72% of the 733,373,272 total outstanding votes of the Company, so a quorum was present. The following agenda item, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission, was approved:

1.	To approve an amendment to our Articles of Incorporation to increase the authorized common stock from 500,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
527,672,537	34,249,389	1,278,746	72.0%

A more detailed description of the agenda item at the Special Shareholders Meeting can be found in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 15, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

3.1	Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Cloak Tech Inc.

Dated: January 4, 2017	/s/ William Bossung
By: William Bossung
Its: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation